                                                                   EXHIBIT 10.18

                       SUPPLEMENT TO COLLATERAL ASSIGNMENT


        This Supplement to Collateral Assignment is dated as of September 18, 1997 to supplement the Collateral Assignment, Patent Mortgage and Security Agreement (the "Collateral Assignment"), dated as of March 31, 1994, as amended, by Emulex Corporation, InterConnections, Inc. and Emulex Europe Limited (jointly and severally, the "Grantor"), in favor of Silicon Valley Bank, ("Silicon").


        NOW, THEREFORE, the parties hereby supplement the Collateral Assignment as follows:

        1. Exhibit A-1, Exhibit B and Exhibit C to the Collateral Assignment are hereby amended and replaced by Exhibit A-1, Exhibit B and Exhibit C, respectively, as attached hereto.

        IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the date first above written.

SILICON VALLEY BANK                         EMULEX CORPORATION

By:  /s/ Michael P. Quain                   By:  /s/ Paul F. Folino
Title: Vice President                       Title: President


                                            INTERCONNECTIONS, INC.

                                            By:  /s/ Paul F. Folino
                                            Title: President


                                            EMULEX EUROPE LIMITED

                                            By:  /s/ Paul F. Folino
                                            Title: Director

Exhibit "A-1" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                  EXHIBIT "A-1"

                              REGISTERED COPYRIGHTS

REG. NO.              REG. DATE                    COPYRIGHT
--------              ---------                    ---------
TX1807309             November 18, 1985            BOB-GRAPHICS MODE O/PUT

TX1807308             November 18, 1985            BOB-CHARACTER RAM DECODER

TX1770506             November 18, 1985            PARAMETER CONVERSION EPROM CODE

TX1770505             November 18, 1985            CHARACTER SET EPROM CODE




SEE ATTACHMENT TO EXHIBIT "A-1" ANNEXED HERETO FOR ADDITIONAL COPYRIGHTS.

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                   EXHIBIT "B"

                                     PATENTS

NAME.                      COUNTRY          SERIAL NO.           FILING DATE           STATUS
-----                      -------          ----------           -----------           ------
                             USA            08/452,274           May 26, 1995          Pending

                             USA            08/410,712           March 27, 1995        Allowed

                             USA            08/429,916           April 27, 1995        Pending

                             USA            08/484,592           June 7, 1995          Pending

                             USA            08/488,035           June 7, 1995          Pending

                             USA            4,320,453            March 16, 1982

                             USA            D282,160             January 14, 1986

Window Comparator            USA            5,588,000            12/24/96 (Issue Date)  Issued

Timer Manager (now
named Copmuter Control
Device for Managing Timer
Array)                       USA            5,659,720            8/19/97 (Issue Date)   Issued

Burst Broadcasting on a
Peripheral Component
Interconnect Bus             USA            5,634,138            5/27/97 (Issue Date)   Issued


Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                   EXHIBIT "C"

                                   TRADEMARKS


MARK                         COUNTRY                SERIAL NO.           STATUS
----                         -------                ----------           ------

CONNECT PLUS                  USA                  74/662,809              PENDING

DCP LINK                      USA                   2,013,467              REGISTERED

EMULEX AND DESIGN             USA                   1,264,502              REGISTERED

EMULEX                        USA                   1,160,761              REGISTERED

EMULEX LOGO                   USA                   1,261,502              REGISTERED

ENSTALL                       USA                   1941.0001              Awaiting Specimen

FRAMEEXPRESS                  USA                  75/121,294              PENDING

LIGHTPULSE                    USA                   2,078,482              REGISTERED

NETJET                        USA                   1,892,032              REGISTERED

NETJET (STYLIZED)             USA                   1,889,726              REGISTERED

NETQUE                        USA                   1,892,031              REGISTERED

NETQUE (STYLIZED)             USA                   1,889,731              REGISTERED

NETQUE MATE                   USA                  74/647,108              ALLOWED

NETQUE PRO                    USA                  74/719,667              PENDING

PERFORMANCE                   USA                   1,993,408              REGISTERED

WAIT-LESS PRINTING            California, USA          76,316              REGISTERED

MINI MONO CARD                California, USA          76,534              REGISTERED

SHORT PORT COLOR CARD         USA                   1,410,938              REGISTERED

1*                            USA                   1,628,113              REGISTERED

LEVERAGE                      USA                   1,754,459              REGISTERED

INTERCONNECTORS               USA                  74-022,602              PENDING

INTERCONNECTIONS              USA                  74-302,242              PENDING

INTERCONNECTIONS              USA                  74-302,243              PENDING


STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF ________________ )


        On ___________________, 1997, before me, _____________________________
__________________________________, a Notary Public in and for said county and state, personally appeared ___________________________________________________
_________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

                                                -------------------------------

(Seal)




STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF ________________ )


        On ___________________, 1997, before me, _____________________________
__________________________________, a Notary Public in and for said county and state, personally appeared ___________________________________________________
_________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

                                                -------------------------------

(Seal)